Exhibit 99.1

JOINT VENTURE AGREEMENT

THIS Letter of Agreement (“Agreement”) is entered into as of this the 20th day of February, 2011, by and between Innocent, Inc. a Nevada corporation (“INCT”), with its principal business address of 3280 Suntree Blvd. Ste. 150 Melbourne, Fl. 32940 and Steele Resources, Inc., a Nevada Corporation (“SRI”), with its principal business address of 2010 Arrowhead Drive Suite 101 Carson City, Nevada 89706;

WITNESSETH:

WHEREAS, INCT is a publicly traded and through its subsidiaries and affiliates engages in the exploration and development of mineral properties, and

WHEREAS, SRI is engaged in identifying, developing and operating mineral exploration properties and providing mine development and operations services to mining properties; and

WHEREAS, SRI is has lease rights agreements to certain patented and unpatented mining claims as described in Exhibit "A", Exhibit "B", Exhibit "C", and Exhibit "D" attached hereto. which said claims are located near Pony, Montana (collectively referred to as the "Mineral Hill Project").

WHEREAS, INCT desires to enter into a Joint Venture Agreement with SRI to explore, develop, and if warranted, mine the Mineral Hill Project, and

WHEREAS, INCT and SRI (collectively referred to herein as the "Parties") have agreed to a funding arrangement of an aggregate total of US Ten Million Dollars, US$10,000,000.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual promises and benefits to be derived by the parties, they do hereby agree to the following terms and conditions:

Article 1

Organization and Assignment

Section 1.1  Production Agreement.  The parties have diligently and in good faith negotiated a Letter of Intent (the "LOI"), incorporating the principal terms of the contemplated transaction as set forth herein and, in addition, such other terms and provisions of a more detailed nature as the parties may agree upon. In the LOI, each of INCT and SRI will make such representations and warranties as are customary in transactions of this nature.  All representations and warranties will survive the closing of the transactions contemplated herein and any and all investigations at any time made by or on behalf of the parties.

Section 1.2  Mineral Hill Operating Agreement.  The joint venture will be operated as a limited liability company to be formed under the laws of the state of Nevada and called “MINERAL HILL EXPLORATION PROJECT, LLC.”, (the “LLC”) shall be governed by Nevada law. The Mineral Hill Operations Agreement ("Operations Agreement") shall be completed and executed on or before March 31st, 2011. Once executed, the Operating Agreement shall supersede the provisions of this Joint Venture Agreement.

Article 2

Closing; Capitalization Obligations

Section 2.1 Initial INCT Funding. INCT will provide initial funding of One Million Dollars, $1,000,000, of the Capitalization Obligations:

a) On or before February 25th, 2011, INCT expects that it will have contribute Five Hundred Fifty Thousand Dollars, $550,000, based upon the third party commitment that has already funded a portion of this initial funding;

b) Upon execution of this Joint Venture Agreement, INCT will be obligated to contribute an additional Four Hundred Fifty Thousand Dollars, $450,000. The parties are aware that these funds are not currently available or committed and must be secured by the efforts and presentations by both parties.

Section 2.2 INCT Capitalization Obligations. INTC will fund the Joint Venture with up to Four Million Dollars, $4,000,000, in working capital funds no later than twelve months following the completion of INCT's initial funding of One Million Dollars, $1,000,000.

Section 2.3 SRI Capitalization Obligations. SRI will fund the Joint Venture with up to Five Million Dollars, $5,000,000, in working capital funds no later than twelve months following the completion of INCT's initial funding of One Million Dollars, $1,000,000.

Section 2.4 Ownership Interest in Mineral Hill Project Upon execution of this Joint Venture Agreement, INCT will be allocated 50% and SRI 50% ownership of the Mineral Hill Project joint venture. In the event that capitalization funds defined in Sections 2.1, 2.2, and 2.3 are not provided as stipulated, the party in default will forfeit 10% of its ownership for each one million dollars, $1,000,000, or portion thereof not provided. The ownership will be transferred to the party that provides said delinquent capitalization funds. The defaulting party will have no rights to reject the capital contributed and introduction of a third party if said third party provides the delinquent capitalization funding.

Article 3

Management of LLC

Exhibit "A"

Real property in the County of Madison, State of Montana, described as follows:

A&P patented property is located in T. 2 S, R. 3 W, sections 20 and 21. The size of the property is approximately 3000 feet east to west by 600 feet north to south; approx. 42 acres.

Mineral Hill Exploration Area
Pony, Montana
U.S. Forest
A&P
BLM
MT20 T. 2 S. R. 3 W
Unpatented Claims
Patented Claims: (not part of deal)
BLM land
U.S. Forest Service
Patented Land: Roy Moen
Patented Land: Gene Nellis
Murray Trust Land: Boss Tweed
1 inch = 3,000 feet
0
1,000
2,000
4,000
6,000
8,000
Feet

3081 Alhambra Dr. Suite 208
Cameron Park, CA 95682
530.672.6225

CFS
150

Exhibit B

Real property in the County of Madison, State of Montana, described as follows:

Parcel I:
A 100% Interest in:

The Ned Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 38 embracing a portion of Section 15, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 269, records of Madison County, Montana, EXCEPTING THEREFROM, that certain tract 500 linear feet next east of discovery by 600 feet in width as conveyed by Book 91, page 119, records of Madison County, Montana.

The East Half of the Strawberry Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 39, embracing a portion of Section 14, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 272, records of Madison County, Montana.

The Strawberry Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 41, embracing a portion of Section 14, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 76, records of Madison County, Montana.

The Keystone Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 43, embracing a portion of Section 14, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 36, page 500, records of Madison County, Montana.

The Rustler Patented Lode Mining Claims, designated by the Surveyor General as Lot No. 46A, embracing a portion of Sections 14 and 15, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 264, records of Madison County, Montana.

The North Star Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 47, embracing a portion of Section 10, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 221, records of Madison County, Montana.

The Mountain Cliff Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 3483A, embracing a portion of Sections 19 and 16, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 325, records of Madison County, Montana.

The Policy Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 3586 embracing a portion of Section 15, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 42, page 304, records of Madison County, Montana.

The Pony Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 5303 embracing a portion of Sections 10 and 15, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 64, page 117, records of Madison County, Montana.

The Bill Nye and Clipper Fraction Patented Lode Mining Claims, designated by the Surveyor General as Lot No. 5999 and 6080, respectively, embracing a portion of Sections 15 and 16, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 64, page 400, records of Madison County, Montana.
The Dead Pine Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 6021 embracing a portion of Section 15, Township 2 South, Range 3 West, P.M.M., as more particularly

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described in Patent recorded in Book 77, page 271, EXPRESSLY EXCLUDING AND EXCEPTING therefrom all that portion contained within Survey 4673, records of Madison County, Montana.

The M. K. & T. Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 8730, embracing a portion of Section 16, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 112, page 262, records of Madison County, Montana.

The Stand By Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 5998 embracing a portion of Section 16, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 64, page 400, records of Madison County, Montana.

Parcel II:
An undivided 15/24 interest in:

The Success, N. J. Isdell and Owl's Roost Patented Lode Mining Claims, designated by the Surveyor General as Lot Nos. 5681, 5683 and 5684, respectively, embracing a portion of Section 15, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 246, page 145, records of Madison County, Montana.

Parcel III:
An undivided 5/6 interest in:

The Willow Creek Fraction Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 6128, respectively, embracing a portion of Section 15, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 77, page 269, records of Madison County, Montana.

Parcel IV:
An undivided ¼ interest in:

The Grouse Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 5997, respectively, embracing a portion of Section 16, Township 2 South, Range 3 West, P.M.M., as more particularly described in Patent recorded in Book 246, page 150, records of Madison County, Montana.

Parcel V:
An undivided ½ interest in:

The Golden Chariot Patented Lode Mining Claim, designated by the Surveyor General as Lot No. 4673 embracing a portion of Section 15, Township 2 South, Range 3 West, P.M.M., EXPRESSLY EXCLUDING AND EXCEPTING therefrom all that portion contained within Survey 4671, as more particularly described in Patent recorded in Book 42, page 483, records of Madison County, Montana.

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EXHIBIT C
MOEN/NELLIS
UNPATENTED MINING CLAIMS PONY MONTANA

Name of Claim	DOC. #	Name of Claim	DOC #
1. MN #1	128264	42. MN #42	128305
2. MN #2	128265	43. MN #43	128306
3. MN #3	128266	44. MN #44	128307
4. MN #4	128267	45. MN #45	128308
5. MN #5	128268	46. MN #46	128309
6. MN #6	128269	47. MN #47	128310
7. MN #7	128270	48. MN #48	128311
8. MN #8	128271	49. MN #49	128312
9. MN #9	128272	50. MN #50	129313
10. MN #10	128273	51. MN #51	129314
11. MN #11	128274	52. MN #52	129315
12. MN #12	128275	53. MN #53	129316
13. MN #13	128276	54. MN #54	129317
14. MN #14	128277	55. MN #55	129318
15. MN #!5	128278	56. MN #56	129319
16. MN #16	128279	57. MN #57	129320
17. MN #17	128280	58. MN #58	129321
18. MN # 18	128281	59. MN #59	129322
19. MN #19	128282	60. MN #60	129323
20. MN #20	128283		
21. MN #21	128284		
22. MN #22	128285		
23. MN #23	128286		
24. MN #24	128287		
25. MN #25	128288		
26. MN #26	128289		
27. MN #27	128290		
28. MN #28	128291		
29. MN #29	128292		
30. MN #30	128293		
31. MN #31	128294		
32. MN #32	128295		
33. MN #33	128296		
34. MN # 34	128297		
35. MN #35	128298		
36. MN #36	128299		
37. MN #37	128300		
38. MN #38	128301		
39. MN #39	128302		
40. MN #40	128303		
41. MN # 41	128304		

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EXHIBIT D

Nellis Mining Claims

Patented Mining Claims

Dividend, SUR 6213, Mineral Entry 4086, located in Section 15, T2S, R3W, MPM, Madison County, Montana, 17.64 acres

Clipper #2, SUR 5405, Mineral Entry 3977, located in Section 15, T2S, R3W, MPM, Madison County, Montana, 14.63 acres

Unpatented Claims

Serial Number	Name	Date of Location	Location
MTMMC215958	Gem #2	September 9, 2006	T2S, R3W, 15W1/2
MTMMC215959	Golden	September 10, 2006	T2S, R3W, 14NW1/4 T2S, R3W, 15NE1/4
MTMMC215960	Joe	September 5, 2006	T2S, R3W, 14SW1/4 T2S, R3W, 15SE1/4
MTMMC215961	Mexi #1	September 10, 2006	T2S, R3W, 23N1/2
MTMMC215962	Mexi #2	September 10, 2006	T2S, R3W, 23NW1/4
MTMMC215963	Old	September 5, 2006	T2S, R3W, 15SE1/4
MTMMC 215964Way		September 10, 2006	T2S, R3W, 14NW1/4

50% Interest in Mining Claims (the other 50% being owned and sold to Steele Resources by Roy Moen):

MN Group 1-60 located in Sections 14, 15, 16, 20, 21, 22, Township 2 South, Range 3 West, MPM, Madison County, Montana.

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